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                                                            EXHIBIT NO. 99.13(b)

                                    MFS FUNDS
      AMENDED AND RESTATED MASTER DISTRIBUTION PLAN PURSUANT TO RULE 12b-1
                                    UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

                           Effective January 1, 1997,
                         Amended and Restated Effective:

                                 April 26, 2005
                                January 24, 2006

                                 April 25, 2006
                                October 25, 2006

     EXHIBIT A: FUNDS AND SHARE CLASSES COVERED BY RULE 12b-1 PLAN, AS OF:

                July 26, 2005 (Addition of MFS Series Trust XII)
                  January 24, 2006 (Addition of Class W Shares)
            April 25, 2006 (Addition of MFS Diversified Income Fund)
              July 26, 2006 (Addition of MFS Sector Rotational Fund)
   October 25, 2006 (Addition of Class B1 Shares of MFS Municipal Income Fund)
              February 27, 2007 (Addition of MFS Money Market Fund)

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                                                                       EXHIBIT A

               FUNDS AND SHARE CLASSES COVERED BY RULE 12b-1 PLAN
                            AS OF: FEBRUARY 27, 2007

                                   CLASSES OF SHARES
                                    COVERED BY RULE       DATE RULE 12b-1 PLAN
              FUND                     12b-1 PLAN                ADOPTED
--------------------------------------------------------------------------------
MFS SERIES TRUST I

MFS Cash Reserve Fund                A, B, C, 529A,     January 1, 1997; April
                                  529B, 529C, R1, R2,   17, 2002 (529 Share
                                         R3, R4         Classes), January 25,
                                                        2005 (Classes R1, R2,
                                                        R3, R4)

MFS Core Equity Fund              A, B, C, R, R1, R2,   January 1, 1997, October
                                         R3, R4         16, 2002 (Class R),
                                                        August 15, 2003 (Class
                                                        R3), January 25, 2005
                                                        (Classes R1, R2 and R4)

MFS Core Growth Fund              A, B, C, R, R1, R2,   January 1, 1997, October
                                       R3, R4, W        16, 2002 (Class R),
                                                        August 15, 2003 (Class
                                                        R3), January 25, 2005
                                                        (Classes R1, R2 and R4),
                                                        January 24, 2006 (Class
                                                        W)

MFS New Discovery Fund               A, B, C, 529A,     January 1, 1997; April
                                   529B, 529C, R, R1,   17, 2002 (529 Share
                                       R2, R3, R4       Classes), October 16,
                                                        2002 (Class R), August
                                                        15, 2003 (Class R3),
                                                        January 25, 2005
                                                        (Classes R1, R2 and R4)

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                                   CLASSES OF SHARES
                                    COVERED BY RULE       DATE RULE 12b-1 PLAN
              FUND                     12b-1 PLAN                ADOPTED
--------------------------------------------------------------------------------
MFS Research International Fund      A, B, C, 529A,     January 1, 1997; April
                                   529B, 529C, R, R1,   17, 2002 (529 Share
                                     R2, R3, R4, W      Classes), October 16,
                                                        2002 (Class R), August
                                                        15, 2003 (Class R3),
                                                        January 25, 2005
                                                        (Classes R1, R2 and R4),
                                                        January 24, 2006 (Class
                                                        W)

MFS Strategic Growth Fund         A, B, C, J**, 529A,   January 1, 1997;
                                   529B, 529C, R, R1,   December 8, 1999 (J
                                       R2, R3, R4       shares); April 17, 2002
                                                        (529 Share Classes),
                                                        October 16, 2002 (Class
                                                        R), August 15, 2003
                                                        (Class R3), January 25,
                                                        2005 (Classes R1, R2 and
                                                        R4)

MFS Technology Fund                 A, B, C, R1, R2,    January 1, 1997, October
                                         R3, R4         16, 2002 (Class R),
                                                        August 15, 2003 (Class
                                                        R3), January 25, 2005
                                                        (Classes R1, R2 and R4)

MFS Value Fund                       A, B, C, 529A,     January 1, 1997; April
                                   529B, 529C, R, R1,   17, 2002 (529 Share
                                     R2, R3, R4, W      Classes), October 16,
                                                        2002 (Class R), August
                                                        15, 2003 (Class R3),
                                                        January 25, 2005
                                                        (Classes R1, R2 and R4),
                                                        January 24, 2006 (Class
                                                        W)

MFS SERIES TRUST II

----------
** Reference to Class J shares of the MFS Strategic Growth Fund will be eliminated upon termination of the Class J shares of the MFS Strategic Growth Fund.

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                                   CLASSES OF SHARES
                                    COVERED BY RULE       DATE RULE 12b-1 PLAN
              FUND                     12b-1 PLAN                ADOPTED
--------------------------------------------------------------------------------
MFS Emerging Growth Fund             A, B, C, 529A,     January 1, 1997;
                                   529B, 529C, R, R1,   April 17, 2002 (529
                                       R2, R3, R4       Share Classes), October
                                                        16, 2002 (Class R),
                                                        August 15, 2003 (Class
                                                        R3), January 25, 2005
                                                        (Classes R1, R2 and R4)
MFS SERIES TRUST III

MFS High Income Fund                 A, B, C, 529A,     January 1, 1997; April
                                   529B, 529C, R, R1,   17, 2002 (529 Share
                                       R2, R3, R4       Classes), October 16,
                                                        2002 (Class R), August
                                                        15, 2003 (Class R3),
                                                        January 25, 2005
                                                        (Classes R1, R2 and R4)

MFS High Yield Opportunities            A, B, C         July 1, 1998
Fund

MFS Municipal High Income Fund            B, C          September 16, 1998

MFS SERIES TRUST IV

MFS Mid Cap Growth Fund              A, B, C, 529A,     January 1, 1997; April
                                   529B, 529C, R, R1,   17, 2002 (529 Share
                                       R2, R3, R4       Classes), October 16,
                                                        2002 (Class R), August
                                                        15, 2003 (Class R3),
                                                        January 25, 2005
                                                        (Classes R1, R2 and R4)

MFS Money Market Fund              B, C, 529A, 529B,    February 27, 2007
                                    529C, R, R1, R2,
                                         R3, R4

MFS Municipal Bond Fund                    B            January 1, 1997

MFS SERIES TRUST V

MFS International New Discovery      A, B, C, 529A,     October 8, 1997; April
Fund                               529B, 529C, R, R1,   17, 2002 (529 Share
                                       R2, R3, R4       Classes), October 16,
                                                        2002 (Class R), August
                                                        15, 2003 (Class R3),
                                                        January 25, 2005
                                                        (Classes R1, R2 and R4)

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                                   CLASSES OF SHARES
                                    COVERED BY RULE       DATE RULE 12b-1 PLAN
              FUND                     12b-1 PLAN                ADOPTED
--------------------------------------------------------------------------------
MFS Research Fund                    A, B, C, 529A,     January 1, 1997; April
                                   529B, 529C, R, R1,   17, 2002 (529 Share
                                     R2, R3, R4, W      Classes), October 16,
                                                        2002 (Class R), August
                                                        15, 2003 (Class R3),
                                                        January 25, 2005
                                                        (Classes R1, R2 and R4),
                                                        January 24, 2006 (Class
                                                        W)

MFS Total Return Fund                A, B, C, 529A,     January 1, 1997; April
                                   529B, 529C, R, R1,   17, 2002 (529 Share
                                       R2, R3, R4       Classes),  October 16,
                                                        2002 (Class R), August
                                                        15, 2003 (Class R3),
                                                        January 25, 2005
                                                        (Classes R1, R2 and R4)

MFS SERIES TRUST VI

MFS Global Equity Fund             A, B, C, J, R, R1,   January 1, 1997;
                                       R2, R3, R4       April 14, 1999 (J
                                                        shares), October 16,
                                                        2002 (Class R), August
                                                        15, 2003 (Class R3),
                                                        January 25, 2005
                                                        (Classes R1, R2 and R4)

MFS Global Total Return Fund      A, B, C, R, R1, R2,   January 1, 1997, October
                                         R3, R4         16, 2002 (Class R),
                                                        August 15, 2003 (Class
                                                        R3), January 25, 2005
                                                        (Classes R1, R2 and R4)

MFS Utilities Fund                A, B, C, R, R1, R2,   January 1, 1997, October
                                         R3, R4         16, 2002 (Class R),
                                                        August 15, 2003 (Class
                                                        R3), January 25, 2005
                                                        (Classes R1, R2 and R4)
MFS SERIES TRUST VII

MFS Capital Opportunities Fund       A, B, C, 529A,     January 1, 1997; April
                                   529B, 529C, R, R1,   17, 2002 (529 Share
                                       R2, R3, R4       Classes), October 16,
                                                        2002 (Class R), August
                                                        15, 2003 (Class R3),
                                                        January 25, 2005
                                                        (Classes R1, R2 and R4)

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                                   CLASSES OF SHARES
                                    COVERED BY RULE       DATE RULE 12b-1 PLAN
              FUND                     12b-1 PLAN                ADOPTED
--------------------------------------------------------------------------------
MFS Global Growth Fund            A, B, C, R, R1, R2,   January 1, 1997, October
                                         R3, R4         16, 2002 (Class R),
                                                        August 15, 2003 (Class
                                                        R3), January 25, 2005
                                                        (Classes R1, R2 and R4)

MFS Strategic Income Fund               A, B, C         January 1, 1997

MFS SERIES TRUST IX

MFS Bond Fund                        A, B, C, 529A,     January 1, 1997; April
                                   529B, 529C, R, R1,   17, 2002 (529 Share
                                       R2, R3, R4       Classes), October 17,
                                                        2002 (Class R), August
                                                        15, 2003 (Class R3),
                                                        January 25, 2005
                                                        (Classes R1, R2 and R4)

MFS Inflation-Adjusted Bond          A, B, C, 529A,     July 16, 2003, July 20,
Fund                               529B, 529C, R, R1,   2004 (Classes R and R3),
                                       R2, R3, R4       January 25, 2005
                                                        (Classes R1, R2 and R4)

MFS Intermediate Investment       A, B, C, R, R1, R2,   January 4, 1999, October
Grade Bond Fund                          R3, R4         16, 2002 (Class R),
                                                        August 15, 2003 (Class
                                                        R3), January 25, 2005
                                                        (Classes R1, R2 and R4)

MFS Limited Maturity Fund            A, B, C, 529A,     January 1, 1997; April
                                   529B, 529C, R, R1,   17, 2002 (529 Share
                                       R2, R3, R4       Classes), October 16,
                                                        2002 (Class R), August
                                                        15, 2003 (Class R3),
                                                        January 25, 2005
                                                        (Classes R1, R2 and R4)

MFS Municipal Limited Maturity          A, B, C         January 1, 1997
Fund

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                                   CLASSES OF SHARES
                                    COVERED BY RULE       DATE RULE 12b-1 PLAN
              FUND                     12b-1 PLAN                ADOPTED
--------------------------------------------------------------------------------
MFS Research Bond Fund               A, B, C, 529A,     January 4, 1999; April
                                   529B, 529C, R, R1,   17, 2002 (529 Share
                                     R2, R3, R4, W      Classes), October 16,
                                                        2002 (Class R), August
                                                        15, 2003 (Class R3),
                                                        January 25, 2005
                                                        (Classes R1, R2 and R4),
                                                        January 24, 2006 (Class
                                                        W)

MFS Research Bond Fund J                A, B, C         September 18, 2002

MFS SERIES TRUST X

MFS Aggressive Growth                A, B, C, 529A,     April 17, 2002, October
Allocation Fund                    529B, 529C, R, R1,   16, 2002 (Class R),
                                       R2, R3, R4       August 15, 2003 (Class
                                                        R3), January 25, 2005
                                                        (Classes R1, R2 and R4)

MFS Bond Diversification Fund      A, B, C, I, 529A,    April 26, 2005
                                   529B, 529C, R, R1,
                                       R2, R3, R4

MFS Conservative Allocation          A, B, C, 529A,     April 17, 2002, October
Fund                               529B, 529C, R, R1,   16, 2002 (Class R),
                                       R2, R3, R4       August 15, 2003 (Class
                                                        R3), January 25, 2005
                                                        (Classes R1, R2 and R4)

MFS Emerging Markets Debt Fund         A, B, C, W       March 17, 1998 (Classes
                                                        A, B and C), January 24,
                                                        2006 (Class W)

MFS Emerging Markets Equity             A, B, C         January 1, 1997
Fund

MFS Floating Rate High Income             A, C          September, 20, 2004
Fund

MFS Growth Allocation Fund           A, B, C, 529A,     April 17, 2002, October
                                   529B, 529C, R, R1,   16, 2002 (Class R),
                                       R2, R3, R4       August 15, 2003 (Class
                                                        R3), January 25, 2005
                                                        (Classes R1, R2 and R4)

MFS International                    A, B, C, 529A,     July 20, 2004, January
Diversification Fund               529B, 529C, R, R1,   25, 2005 (Classes R1, R2
                                       R2, R3, R4       and R4)

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                                   CLASSES OF SHARES
                                    COVERED BY RULE       DATE RULE 12b-1 PLAN
              FUND                     12b-1 PLAN                ADOPTED
--------------------------------------------------------------------------------
MFS International Growth Fund          A, B, C, W       January 1, 1997 (Classes
                                                        A, B and C), January 24,
                                                        2006 (Class W)

MFS International Value Fund           A, B, C, W       January 1, 1997 (Classes
                                                        A, B and C), January 24,
                                                        2006 (Class W)

MFS Moderate Allocation Fund         A, B, C, 529A,     April 17, 2002, October
                                   529B, 529C, R, R1,   16, 2002 (Class R),
                                       R2, R3, R4       August 15, 2003 (Class
                                                        R3), January 25, 2005
                                                        (Classes R1, R2 and R4)

MFS New Endeavor Fund             A, B, C, R, R1, R2,   September 20, 2000,
                                         R3, R4         October 16, 2002 (Class
                                                        R), August 15, 2003
                                                        (Class R3), January 25,
                                                        2005 (Classes R1, R2 and
                                                        R4)

MFS Strategic Value Fund             A, B, C, 529A,     March 17, 1998; April
                                   529B, 529C, R, R1,   17, 2002 (529 Share
                                       R2, R3, R4       Classes), October 16,
                                                        2002 (Class R), August
                                                        15, 2003 (Class R3),
                                                        January 25, 2005
                                                        (Classes R1, R2 and R4)

MFS SERIES TRUST XI

MFS Mid Cap Value Fund               A, B, C, 529A,     July 19, 2001; April 17,
                                   529B, 529C, R, R1,   2002 (529 Share
                                       R2, R3, R4       Classes), October 16,
                                                        2002 (Class R), August
                                                        15, 2003 (Class R3),
                                                        January 25, 2005
                                                        (Classes R1, R2 and R4)

MFS Union Standard Equity Fund          A, B, C         July 30, 1997

MFS SERIES TRUST XII

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                                   CLASSES OF SHARES
                                    COVERED BY RULE       DATE RULE 12b-1 PLAN
              FUND                     12b-1 PLAN                ADOPTED
--------------------------------------------------------------------------------
MFS Lifetime Retirement Income    A, B, C, I, R1, R2,   July 27, 2005
Fund                                   R3, R4, R5

MFS Lifetime 2010 Fund            A, B, C, I, R1, R2,   July 27, 2005
                                       R3, R4, R5

MFS Lifetime 2020 Fund            A, B, C, I, R1, R2,   July 27, 2005
                                       R3, R4, R5

MFS Lifetime 2030 Fund            A, B, C, I, R1, R2,   July 27, 2005
                                       R3, R4, R5

MFS Lifetime 2040 Fund            A, B, C, I, R1, R2,   July 27, 2005
                                       R3, R4, R5

MFS Sector Rotational Fund              A, B, C         July 26, 2006

MFS SERIES TRUST XIII

MFS Government Securities Fund       A, B, C, 529A,     January 1, 1997, April
                                   529B, 529C, R, R1,   17, 2002 (529 Share
                                       R2, R3, R4       Classes), October 16,
                                                        2002 (Class R), August
                                                        15, 2003 (Class R3),
                                                        January 25, 2005
                                                        (Classes R1, R2 and R4)

MFS Diversified Income Fund               A, C          April 25, 2006

STAND ALONE FUNDS

Massachusetts Investors Growth     A, B, C, J, 529A,    January 1, 1997;
Stock Fund                         529B, 529C, R, R1,   September 20, 2000 (J
                                       R2, R3, R4       shares), April 17, 2002
                                                        (529 Share Classes),
                                                        October 16, 2002 (Class
                                                        R), August 15, 2003
                                                        (Class R3), January 25,
                                                        2005 (Classes R1, R2 and
                                                        R4)

Massachusetts Investors Trust        A, B, C, 529A,     January 1, 1997; April
                                   529B, 529C, R, R1,   17, 2002 (529 Share
                                       R2, R3, R4       Classes), October 16,
                                                        2002 (Class R), August
                                                        15, 2003 (Class R3),
                                                        January 25, 2005
                                                        (Classes R1, R2 and R4)

MFS Government Limited Maturity         A, B, C         January 1, 1997
Fund

MFS Growth Opportunities Fund             A, B          January 1, 1997

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                                   CLASSES OF SHARES
                                    COVERED BY RULE       DATE RULE 12b-1 PLAN
              FUND                     12b-1 PLAN                ADOPTED
--------------------------------------------------------------------------------
MFS MUNICIPAL SERIES TRUST

MFS Alabama Municipal Bond Fund           A, B          January 1, 1997

MFS Arkansas Municipal Bond               A, B          January 1, 1997
Fund
MFS California Municipal Bond           A, B, C         January 1, 1997
Fund
MFS Florida Municipal Bond Fund           A, B          January 1, 1997

MFS Georgia Municipal Bond Fund           A, B          January 1, 1997

MFS Maryland Municipal Bond               A, B          January 1, 1997
Fund
MFS Massachusetts Municipal               A, B          January 1, 1997
Bond Fund
MFS Mississippi Municipal Bond            A, B          January 1, 1997
Fund
MFS Municipal Income Fund             A, B, B1, C       January 1, 1997; October
                                                        25, 2006 (B1 Shares)

MFS New York Municipal Bond             A, B, C         January 1, 1997; October
Fund                                                    11, 2000 (C shares)

MFS North Carolina Municipal            A, B, C         January 1, 1997
Bond Fund

MFS Pennsylvania Municipal Bond           A, B          January 1, 1997
Fund

MFS South Carolina Municipal              A, B          January 1, 1997
Bond Fund

MFS Tennessee Municipal Bond              A, B          January 1, 1997
Fund

MFS Virginia Municipal Bond             A, B, C         January 1, 1997
Fund

MFS West Virginia Municipal               A, B          January 1, 1997
Bond Fund